Property and equipment (Details Narrative) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about property, plant and equipment [abstract]
Accounts payable and accrued liabilities amount of property and equipment	$ 263	$ 138
Right-of-use, net carrying amount of property and equipment	1,990	1,481
Depreciated assets	1,241
Impairment loss	1,061
Recoverable amount	$ 430
Impairment description	the value in use of the CGU tested for impairment was determined using a pre-tax discount rate of 13.1%, based on historical industry average weighted-average cost of capital, and a terminal value growth of 2%, based on management’s estimate of the long-term compound annual growth rate.